                                                                   Exhibit 99(b)


                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  February 25, 2004

(i)   Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                $0.00
                --------------------
              (  $ -                , per-$1,000 original principal amount of the Notes)
                --------------------
(ii)  Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                $25,743,693.81
                --------------------
              (  $ 0.0000412        , per $1,000 original principal amount of the Notes)
                --------------------
(iii) Amount of principal being paid or distributed in respect of the Class M Notes:
                $0.00
                --------------------
              (  $ -                , per-$1,000 original principal amount of the Notes)
                --------------------
(iv)  Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                $0.00
                --------------------
              (  $ -                , per-$1,000 original principal amount of the Notes)
                --------------------
(v)   Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                $1,800,458.45
                --------------------
              (  $ 0.0000029        , per $1,000 original principal amount of the Notes)
                --------------------
(vi)  (a)  Amount of interest being paid or distributed in respect of the Class M Notes:
                $128,800.00
                --------------------
              (  $ 0.0000043      00,3per $1,000 original principal amount of the Notes)
                --------------------
      (b)  Amount of interest being paid or distributed in respect of the Class M Strip:
                $14,566.67
                --------------------
              (  $ 0.0000005        , per $1,000 original principal amount of the Notes)
                --------------------
(vii) Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
      (1)  Distributed to Class A-1 Noteholders:
                $0.00
                --------------------
              (  $ -                , per-$1,000 original principal amount of the Notes)
                --------------------

      (2)  Distributed to Class A-2 Noteholders:
                $0.00
                --------------------
              (  $ -                , per-$1,000 original principal amount of the Notes)
                --------------------
      (3)  (a)  Distributed to Class M Noteholders:
                $0.00
                --------------------
              (  $ -                , per-$1,000 original principal amount of the Notes)
                --------------------
           (b)  Distributed to Class M Strip:
                $0.00
                --------------------
                 $ -                , per-$1,000 original principal amount of the Notes)
                --------------------
      (4)  Balance on Class A-1 Notes:
                $0.00
                --------------------
              (  $ -                , per-$1,000 original principal amount of the Notes)
                --------------------
      (5)  Balance on Class A-2 Notes:
                $0.00
                --------------------
              (  $ -                , per-$1,000 original principal amount of the Notes)
                --------------------






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
      (6)  (a)  Balance on Class M Notes:
                $0.00
                --------------------
              (  $ -                , per-$1,000 original principal amount of the Notes)
                --------------------
           (b)  Balance on Class M Strip:
                $0.00
                --------------------
              (  $ -                , per-$1,000 original principal amount of the Notes)
                --------------------
(viii) Payments made under the Cap Agreement on such date:             February 24, 2004
                                                                      ----------------------
              ( $0.00               with respect to the Class A-1 Notes,
                --------------------
              ( $0.00               with respect to the Class A-2 Notes,
                --------------------
              ( $0.00               with respect to the Class M Notes,
                --------------------
(ix)  Pool Balance at end of related Collection Period:               $509,585,818.13
                                                                      ----------------------
(x)   After giving effect to distributions on this Distribution Date:
      (a)  (1)  Outstanding principal amount of Class A-1 Notes:      $0.00
                                                                      ----------------------
           (2)  Class A-1 Note Pool Factor:               --
                                                   -------------------
      (b)  (1)  Outstanding principal amount of Class A-2 Notes:      $414,585,818.13
                                                                      ----------------------
           (2)  Class A-2 Note Pool Factor:               0.66333731
                                                   -------------------
      (c)  (1)  Outstanding principal amount of Class M Notes:        $30,000,000.00
                                                                      ----------------------
           (2)  Class M Note Pool Factor:                 1.00000000
                                                   -------------------
      (d)  (1)  Outstanding principal amount of Certificates:         $65,000,000.00
                                                                      ----------------------
           (2)  Certificate Pool Factor:                  1.00000000
                                                   -------------------
(xi)  Note Interest Rate for the Notes:
      (a)  In general
           (1)  Three-Month Libor was
                1.1700000%     for the current period
                ---------------
           (2)  The Student Loan Rate was:         Not Applicable     (1)
                                                   -------------------
      (b)  Note Interest Rate for the Class A-1 Notes:       1.4500000%    (Based on 3-Month LIBOR)
                                                             --------------
      (c)  Note Interest Rate for the Class A-2 Notes:       1.6000000%    (Based on 3-Month LIBOR)
                                                             --------------
      (d)  Note Interest Rate for the Class M Notes:         1.8700000%    (Based on 3-Month LIBOR)
                                                             --------------
(xii) (a)  Amount of Master Servicing Fee for  related Collection Period:       $647,391.78
                                                                                ----------------------
                 $ 0.000002312      , per $1,000 original principal amount of the Class A-1 Notes.
                --------------------
                 $ 0.000001036      , per $1,000 original principal amount of the Class A-2 Notes.
                --------------------
                 $ 0.000021580      , per $1,000 original principal amount of the Class M Notes.
                --------------------
(xiii) Amount of Administration Fee for related Collection Period:              $3,000.00
                                                                                ----------------------
                 $ 0.000000011      , per $1,000 original principal amount of the Class A-1 Notes.
                --------------------
                 $ 0.000000005      , per $1,000 original principal amount of the Class A-2 Notes.
                --------------------
                 $ 0.000000100      , per $1,000 original principal amount of the Class M Notes.
                --------------------
(xiv) (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period: $2,299,354.86
                                                                                          ---------------
      (b)  Delinquent Contracts                       # Disb.      %             $ Amount            %
                                                      -------    -----           -----------        -----
           30-60 Days Delinquent                      1,322      2.68%           $13,880,701        3.12%
           61-90 Days Delinquent                        649      1.32%           $ 6,254,913        1.40%
           91-120 Days Delinquent                       273      0.55%           $ 3,052,512        0.69%
           More than 120 Days Delinquent                479      0.97%           $ 6,090,331        1.37%
           Claims Filed Awaiting Payment                241      0.49%           $ 2,146,876        0.48%
                                                      -----      -----           -----------        -----
              TOTAL                                   2,964      6.02%           $31,425,333        7.06%
(xv)  Amount in the Prefunding Account:       $0.00
                                       -------------------
(xvi) Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
           Subsequent Pool Student Loans:          0.00

   (1) This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.




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